UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2023

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Indenture

On January 19, 2023, Crestwood Midstream Partners LP (the “Partnership”) and Crestwood Midstream Finance Corp. (together with the Partnership, the “Issuers”) issued $600.0 million aggregate principal amount of a new series of the Issuers’ 7.375% Senior Notes due 2031 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes were issued at par for net proceeds of approximately $591.0 million, after deducting the initial purchasers’ discount and estimated offering expenses. The Partnership intends to use the net proceeds from the offering of the Notes to repay a portion of borrowings under its revolving credit facility (the “Revolving Credit Facility”). The Partnership also intends to repay and terminate Crestwood Permian Basin Holdings LLC’s (“CPJV”) credit facility with borrowings under the Revolving Credit Facility within 30 days after the closing of the offering of the Notes, at which time the Partnership intends to designate CPJV and certain of its wholly owned subsidiaries as restricted subsidiaries and guarantors of the Partnership’s existing notes and the Notes.

The Notes are governed by an Indenture, dated as of January 19, 2023, among the Issuers, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The Notes will mature on February 1, 2031. Interest on the Notes will be payable in cash on February 1 and August 1 of each year, beginning on August 1, 2023. Interest on the Notes will accrue from January 19, 2023. The Notes are guaranteed on a senior unsecured basis by all of the Partnership’s subsidiaries that guarantee its existing notes and the indebtedness under the Partnership’s Revolving Credit Facility. The description of the Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of January 19, 2023, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 7.375% Senior Note due 2031 (included in Exhibit 4.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its General Partner

By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary

Dated: January 19, 2023